FINANCE INCOME (EXPENSES), NET	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
FINANCE INCOME (EXPENSES), NET
NOTE 13  -  FINANCE INCOME (EXPENSES), NET

Composition:
	For the year ended December 31,
	2 0 1 8	2 0 1 7	2 0 1 6

Interest income on short-term deposits	243	66	139
Bank fees and interest expenses	(7)	(7)	(7)
Changes in provision for royalties	255	82	56
Exchange rate differences	(27)	95	56
Changes in derivatives fair value	9	-	-
Total financing income	473	236	244